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                            Prudential Fixed-Income
                                  Mutual Funds
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                        Supplement dated March 1, 2002.

   In this supplement, each investment portfolio to which this supplement relates is referred to as a 'Fund.'

   Effective May 1, 2002, each Fund may invest in futures contracts on 10-year interest rate swaps (Swap Futures) for hedging purposes only. Pursuant to its general authority to invest in certain derivatives, each Fund currently may enter into Swap Futures up to 5% of its total assets. Swap Futures are described below.

   In addition, effective May 1, 2002, The Prudential Investment Portfolios, Inc.--Prudential Active Balanced Fund may invest in Swap Futures for bona fide hedging purposes and for income enhancement, to the extent that the net interest payments on such swaps do not exceed 5% of the Fund's net assets.

   The information in this supplement supersedes any contrary information that may be contained either in the prospectuses to which this supplement relates or in the statements of additional information (SAIs) that correspond to these Funds.

1. The following is added to the prospectus section generally entitled 'How the Fund Invests--Other Investments and Strategies--Derivative
   Strategies--Futures Contracts and Related Options.'

      The Fund may also invest in futures contracts on 10-year interest rate swaps.

2. The following is added to the SAI section generally entitled 'Description of the Fund, Its Investments and Risks--Risk Management and Return Enhancement Strategies--Futures Contracts.'

      Futures contracts on 10-year interest rate swaps (Swap Futures), introduced by the Chicago Board of Trade in October 2001, enable purchasers to cash settle at a future date at a price determined by the International Swaps and Derivatives Association Benchmark Rate for a 10-year U.S. dollar interest rate swap on the last day of trading, as published on the following business day by the Federal Reserve Board in its Daily Update to the H.15 Statistical Release. Swap Futures attempt to replicate the pricing of interest rate swaps.

MF2002C1


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      The $100,000 par value trading units of Swap Futures represent the fixed-rate side of a 10-year interest rate swap that exchanges semiannual fixed-rate payments at a 6% annual rate for floating-rate payments based on 3-month LIBOR. Swap Futures trade in price terms quoted in points ($1,000) and 32nds ($31.25) of the $100,000 notional par value. The contract settlement-date cycle is March, June, September and December, which is comparable to other fixed-income futures contracts.

      The structure of Swap Futures blends certain characteristics of existing over-the-counter (OTC) swaps and futures products. Unlike most swaps traded in the OTC market that are so-called 'par' swaps with a fixed market value trading on a rate basis, Swap Futures have fixed notional coupons and trade on a price basis. In addition, Swap Futures are constant maturity products that will not mature like OTC swaps, but rather represent a series of ten-year instruments expiring quarterly. Because Swap Futures are traded on an exchange, there is no counterparty or default risk, although, like all futures contracts, the Fund could experience delays and/or losses associated with the bankruptcy of a broker through which the Fund engages in futures transactions. Investing in Swap Futures is subject to the same risks of investing in futures, which are described above.

                                   *   *   *

   The information in this supplement relates to the prospectuses indicated below.

Fund Name                             Date of Prospectus and SAI
-----------------------------------   ---------------------------
Prudential California Municipal
      Fund
   California Series...............   November 1, 2001
   California Income Series........   November 1, 2001
Prudential Global Total Return
      Fund, Inc....................   February 28, 2002
Prudential High Yield Fund, Inc....   March 1, 2002
Prudential Municipal Bond Fund
   High Yield Series...............   June 29, 2001
   Insured Series..................   June 29, 2001
Prudential Municipal Series Fund
   Florida Series..................   November 1, 2001
   New Jersey Series...............   November 1, 2001
   New York Series.................   November 1, 2001
   Pennsylvania Series.............   November 1, 2001
Prudential Total Return Bond Fund,
      Inc..........................   March 1, 2002
The Prudential Investment
      Portfolios, Inc.
   Prudential Active Balanced Fund.   November 29, 2001